UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

November 30, 2012

Nuveen Energy MLP Total
Return Fund

JMF

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage and Other Information	9
Share Distribution and Price Information	11
Performance Overview	13
Shareholder Meeting Report	14
Report of Independent Registered Public Accounting Firm	16
Portfolio of Investments	17
Statement of Assets & Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Statement of Cash Flows	22
Financial Highlights	24
Notes to Financial Statements	26
Board Member & Officers	35
Reinvest Automatically, Easily and Conveniently	40
Glossary of Terms Used in this Report	42
Additional Fund Information	43

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Robert P. Bremner
Chairman of the Board
January 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Energy MLP Total Return Fund (JMF)

The Fund's investment adviser is Nuveen Fund Advisors, LLC, an affiliate of Nuveen Investments. The Fund's portfolio is managed by FAMCO MLP, a division of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Chief Investment Officer at FAMCO MLP and Quinn T. Kiley, Senior Portfolio Manager, co-manage the Fund. Here they discuss the general market environment, their investment strategies and the performance of the Fund for the twelve-month period ended November 30, 2012.

FUND REORGANIZATIONS

During the current reporting period, the Nuveen Board of Directors/Trustees approved the reorganization of MLP & Strategic Equity Fund Inc. (MTP) into Nuveen Energy MLP Total Return Fund (JMF). The reorganization is intended to enhance the ability of the Funds' shares to trade well in the secondary market and lower operating expenses by creating a larger, leveraged fund. At a special meeting of shareholders on August 2, 2012, shareholders of MTP and JMF approved the reorganization. The merger was effective prior to the opening of business on August 27, 2012.

Upon the closing of the reorganization, MTP transferred its assets to JMF in exchange for shares of JMF and the assumption by JMF of the liabilities of MTP. MTP was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of MTP became shareholders of JMF. Holders of MTP received newly issued shares of JMF, the aggregate net asset value of which was equal to the aggregate net asset value of the shares of MTP held immediately prior to the reorganization (including for this purpose fractional MTP shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision,

Nuveen Investments

announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 1.8% year-over-year as of November 2012, while the core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of December 2012 (subsequent to this reporting period), the national unemployment rate was 7.8%, the same as the revised unemployment rate for November 2012 and below the 8.5% level recorded in December 2011. The housing market, long a major weak spot in the economic recovery, showed signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 4.3% for the twelve months ended October 2012 (most recent data available at the time this report was prepared). This marked the largest 12-month gain since May 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

How was the general market environment for Master Limited Partnerships (MLPs) during this reporting period?

During the reporting period, the MLP market experienced contradictory influences. While the development of unconventional oil and gas reserves gained momentum, volatility continued due to domestic and global economic and fiscal concerns. Despite this market uncertainty, MLPs were able to raise almost $24 billion in new equity and almost $26 billion in new debt issuances during the reporting period. These levels represent new highs in capital markets activities for MLPs, which is reflective of the overall growth outlook for MLPs. Distributions from MLPs grew at a higher than expected 7.5% during the year. While this level of access to capital should ultimately be positive for MLPs, we are mindful that inexpensive capital can lower future returns if management teams overpay for new assets.

As mentioned in previous shareholder reports, a primary issue for MLPs has been the possibility of broad tax reform given governmental fiscal issues. The election gave some visibility to the political landscape. Congress permanently extended tax cuts under certain income levels after the reporting period, and we will continue to monitor further tax negotiations.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for the Fund in this report.

*  Since inception returns are from 2/23/11.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

What strategies were used to manage the Fund during this reporting period?

The Fund continued to invest primarily in publicly traded MLPs operating primarily in the energy sector with the main objective of providing a tax-advantaged total return. During the period the Fund emphasized higher yielding MLPs with the goal of capturing MLP cash flow and growing the Fund's distribution to shareholders. As mentioned previously, the Fund also merged with MTP during the period.

We maintained our preference for holding MLPs that own pipelines and other infrastructure facilities since we anticipated growth of production from nonconventional oil and gas reserves throughout the U.S. This potential increase in production from new regions could result in the need for higher utilization rates of existing infrastructure and the need for new pipelines. We believe this environment is supportive of MLP cash flows and valuations. Distribution growth has always been an important factor in MLP valuations, and we believe a potential increase in mergers and acquisition activity could drive some of this distribution growth to investors as MLPs look to acquire assets that are accretive to their cash flow per unit and enable them to raise their distributions. While merger and acquisition activity has been robust, these deals require new capital. As a result, MLPs that raise equity to fund acquisitions may underperform in the near term as this capital is often raised at prices discounted from recent trading ranges. We continued to position the portfolio to take advantage of industry fundamentals and trends, with a primary goal of capturing strong cash flows while seeking capital appreciation.

During the period, the Fund participated in two private placements by purchasing temporarily illiquid securities at a material discount to the publicly traded price. The Fund also invested in seven initial public offerings which benefited the Fund's performance for the period.

How did the Fund perform during this twelve-month period ended November 30, 2012?

Returns for the Fund, as well as for comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 11/30/12

	1-Year	Since Inception*
JMF	10.71%	3.04%
Alerian MLP Index**	14.40%	9.67%
S&P 500® Index**	16.13%	6.90%

For the twelve-month period ended November 30, 2012, the Fund underperformed both the Alerian MLP Index and the S&P 500® Index.

It is important to remember that the Fund is a taxable entity, meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund's net asset

Nuveen Investments

value (NAV) reflects the net after-tax value of the Fund's portfolio. The Fund also employs leverage which is further discussed below. The Fund's tax structure and leverage should be considered when comparing the Fund's performance to the Alerian MLP Index and S&P 500® Index and neither index is leveraged nor affected by the immediate tax treatment of gains or losses.

The Fund's underperformance was generally attributable to weak relative performance of higher yielding MLPs in which the portfolio was invested. Over the last couple of years the market has assigned lower yields to many large, high-quality MLPs. During the period, low yielding MLPs significantly outperformed higher yielding MLPs and thus the Fund's overweight to higher yielding MLPs hurt performance.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value (NAV) and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. Given the relatively low cost of the borrowing facility, the leverage allowed the Fund to pay out a higher distribution than it would have been capable of without the borrowing facility.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that may apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance as to the percentage of a Fund's distributions that will qualify as tax-advantaged dividends.

Energy Sector Risk. Because the Fund invests primarily in energy sector MLPs, concentration in this sector may present more risks than if the Fund were invested in numerous sectors of the economy.

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to

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limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk. The Fund is able to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. A nondiversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of November 30, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund's quarterly distribution to shareholders remained stable during the twelve-month reporting period.

The Fund's quarterly distributions are set pursuant to a managed distribution program. Under that program, the Fund may source its distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from the Fund's investments in shares of energy Master Limited Partnerships (MLPs), less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since the Fund is taxed as an ordinary "C" corporation). Currently, the Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components. For additional information regarding the managed distribution program please visit the distribution section of the Fund's website at www.nuveen.com.

For purposes of determining the income tax characterization of the Fund's distributions, amounts in excess of the Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. The Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of the Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, the Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP that exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of the Fund's income tax basis in that MLP.

Nuveen Investments

The following table provides information regarding the Fund's distributions and actual total return performance for the fiscal year ended November 30, 2012. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of November 30, 2012	JMF
Inception date	2/23/11
Fiscal year ended November 30, 2012
Per share distribution:
From net investment income	$—
Return of capital	1.26
Total per share distribution	$1.26
Distribution rate on NAV	7.11%
Average annual total returns:
1-Year on NAV	10.71%
Since inception on NAV	3.04%

Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Fund's open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares. The Fund has not repurchased any of its outstanding shares since the inception of its repurchase program.

As of November 30, 2012, and during the twelve-month reporting period, the Fund's share price was trading at (+) premiums to its NAVs as shown in the accompanying table.

Fund	11/30/12 (+)Premium	Twelve-Month Average (+)Premium
JMF	(+)3.10%	(+)1.65%

Nuveen Investments

JMF

Performance

OVERVIEW

Nuveen Energy MLP Total Return Fund

  as of November 30, 2012

Portfolio Allocation (as a % of total investments)2

2012 Quarterly Dividends Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding short-term investments.

Fund Snapshot

Share Price	$18.28
Net Asset Value (NAV)	$17.73
Premium/(Discount) to NAV	3.10%
Current Distribution Rate[1]	6.91%
Net Assets Applicable to Common Shares ($000)	$696,370

Leverage

Regulatory Leverage	26.96%
Effective Leverage	26.96%

Average Annual Total Returns

(Inception 2/23/11)

	On Share Price	On NAV
1-Year	17.87%	10.71%
Since Inception	2.12%	3.04%

Portfolio Composition

(as a % of total investments)2

Oil, Gas & Consumable Fuels	99.1%
Energy Equipment & Services	0.1%
Short-Term Investments	0.8%

Ten Largest Master Limited
Partnerships & MLP Affiliates
Holdings

(as a % of total investments)2, 3

Plains All American Pipeline LP	8.8%
Williams Partners LP	8.6%
Enterprise Products Partners LP	8.5%
Energy Transfer Equity LP	8.3%
Enbridge Energy Partners LP	6.4%
DCP Midstream Partners LP	5.8%
Kinder Morgan, Inc.	3.9%
Copano Energy LLC	3.8%
ONEOK Partners LP	3.7%
Magellan Midstream Partners LP	3.4%

Nuveen Investments

JMF

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on July 12, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, approve an Agreement and Plan of Reorganization and approve the issuance of additional shares. This meeting was subsequently adjourned to August 2, 2012.

	MTP	JMF
	Common Shares	Common Shares
To approve the Agreement and Plan of Reorganization.
For	7,484,665	—
Against	213,409	—
Abstain	285,452	—
Broker Non-Votes	2,801,944	—
Total	10,785,470	—
To approve the issuance of additional common shares.
For	—	9,159,585
Against	—	427,875
Abstain	—	266,795
Broker Non-Votes	—	5,408,554
Total	—	15,262,809
Approval of the Board Members was reached as follows:
John P. Amboian
For	10,295,656	—
Withhold	387,217	—
Total	10,682,873	—
Robert P. Bremner
For	10,296,015	14,801,607
Withhold	386,858	461,202
Total	10,682,873	15,262,809
Jack B. Evans
For	10,296,137	14,815,279
Withhold	386,736	447,530
Total	10,682,873	15,262,809
William C. Hunter
For	10,304,855	—
Withhold	378,018	—
Total	10,682,873	—
David J. Kundert
For	10,304,341	—
Withhold	378,532	—
Total	10,682,873	—
William J. Schneider
For	10,297,045	14,805,966
Withhold	385,828	456,843
Total	10,682,873	15,262,809
Judith M. Stockdale
For	10,285,815	—
Withhold	397,058	—
Total	10,682,873	—

Nuveen Investments

JMF

Shareholder MEETING REPORT (continued)

	MTP	JMF
	Common Shares	Common Shares
Carole E. Stone
For	10,286,606	—
Withhold	396,267	—
Total	10,682,873	—
Virginia L. Stringer
For	10,292,908	—
Withhold	389,965	—
Total	10,682,873	—
Terence J. Toth
For	10,303,627	—
Withhold	379,246	—
Total	10,682,873	—

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Energy MLP Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Energy MLP Total Return Fund (the "Fund") at November 30, 2012, the results of its operations and cash flows for the year then ended, and the change in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
January 28, 2013

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund

Portfolio of INVESTMENTS

  November 30, 2012

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 142.7% (99.2% of Total Investments)
	Energy Equipment & Services – 0.2% (0.1% of Total Investments)
35,781	Exterran Partners LP	$778,952
28,950	Seadrill Partners LP, (5)	760,517
	Total Energy Equipment & Services	1,539,469
	Oil, Gas & Consumable Fuels – 142.5% (99.1% of Total Investments)
526,975	Access Midstream Partners LP	18,438,855
195,675	Alliance Holding GP LP	8,979,526
7,800	American Midstream Partners LP	126,750
398,681	Buckeye Partners LP, Class B Shares, (2), (3), (4)	19,112,655
1,204,695	Copano Energy LLC	37,984,033
138,425	Crestwood Midstream Partners LP, Class C Shares, (2), (3), (4)	3,189,632
1,364,574	DCP Midstream Partners LP	57,148,359
73,585	Delek Logistics Partners LP, (5)	1,651,983
612,375	El Paso Pipeline Partners LP	22,859,959
2,182,065	Enbridge Energy Partners LP	63,323,526
1,819,332	Energy Transfer Equity LP	82,725,026
1,623,874	Enterprise Products Partners LP	84,165,389
488,865	EV Energy Partners LP	29,674,106
875,382	Genesis Energy LP	31,399,952
157,150	Golar LNG Partners LP	4,698,785
146,370	Holly Energy Partners LP	9,828,746
1,733,955	Inergy LP	32,719,731
261,182	Kinder Morgan Management LLC, (2)	19,823,714
1,157,350	Kinder Morgan, Inc.	39,130,004
762,721	Magellan Midstream Partners LP	33,925,830
553,825	MarkWest Energy Partners LP	28,621,676
360,505	MPLX LP, (5)	10,404,174
138,470	NGL Energy Partners LP	3,129,422
46,424	NuStar GP Holdings LLC	1,298,944
133,725	Oiltanking Partners LP	4,955,849
631,131	ONEOK Partners LP	36,763,381
709,615	Oxford Resource Partners LP	4,058,998
1,877,348	Plains All American Pipeline LP	87,446,867
73,585	Southcross Energy Partners LP, (5)	1,727,776
446,501	Spectra Energy Partners LP	13,301,265
122,600	Summit Midstream Partners LP, (5)	2,422,576
368,660	Sunoco Logistics Partners LP	18,735,301
430,365	Targa Resources Partners LP	16,211,850
277,943	TC PipeLines LP	11,587,444
830,929	Teekay Offshore Partners LP	22,127,639
116,200	Tesoro Logistics LP	5,356,820
136,635	TransMontaigne Partners LP	4,745,334
676,945	Western Gas Partners LP	33,143,227
1,674,002	Williams Partners LP	85,223,442
	Total Oil, Gas & Consumable Fuels	992,168,546
	Total Master Limited Partnerships & MLP Affiliates (cost $854,546,752)	993,708,015

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund (continued)

Portfolio of INVESTMENTS November 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 1.1% (0.8% of Total Investments)
$7,639	Repurchase Agreement with State Street Bank, dated 11/30/12, repurchase price $7,638,914, collateralized by $7,465,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $7,793,139	0.010%	12/03/12	$7,638,908
	Total Short-Term Investments (cost $7,638,908)			7,638,908
	Total Investments (cost $862,185,660) – 143.8%			1,001,346,923
	Borrowings – (36.9)% (6), (7)			(257,000,000)
	Other Assets Less Liabilities – (6.9)%			(47,977,377)
	Net Assets – 100%			$696,369,546

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

  (2)  Distributions are paid in-kind.

  (3)  For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliates classified as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

  (5)  Represents a new issue security. Security has not made an initial distribution to shareholders.

  (6)  Borrowings Payable as a percentage of Total Investments is 25.7%.

  (7)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of November 30, 2012, investments with a value of $615,904,394 have been pledged as collateral for Borrowings.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

November 30, 2012

Assets
Investments, at value (cost $862,185,660)	$1,001,346,923
Receivables:
Distributions from Master Limited Partnerships ("MLPs")	413,632
Investments sold	3,893,112
Federal income tax	54,384
Other assets	20,181
Total assets	1,005,728,232
Liabilities
Cash overdraft	3,189
Borrowings	257,000,000
Payables:
Interest	248,676
State income tax	42,137
Deferred tax liability, net	50,255,919
Accrued expenses:
State franchise tax	73,618
Management fees	816,819
Trustees fees	18,946
Other	899,382
Total liabilities	309,358,686
Net assets	$696,369,546
Shares outstanding	39,273,093
Net asset value per share outstanding	$17.73
Net assets consist of:
Shares, $.01 par value per share	$392,731
Paid-in surplus	578,706,553
Accumulated net investment income (loss), net of tax	10,924,536
Accumulated net realized gain (loss), net of tax	(10,964,904)
Net unrealized appreciation (depreciation), net of tax	117,310,630
Net assets	$696,369,546
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended November 30, 2012

Investment Income
Distributions from MLPs	$39,958,361
Less: Return of capital on distributions from MLPs	(39,958,361)
Interest	958
Total investment income	958
Expenses
Management fees	(7,165,529)
Shareholder servicing agent fees and expenses	(219)
Interest expense on borrowings	(2,437,090)
Custodian fees and expenses	(85,399)
Trustees fees and expenses	(26,371)
Professional fees	(74,940)
Shareholder reporting expenses	(52,189)
Stock exchange listing fees	(13,006)
Investor relations expense	(76,040)
Franchise tax expense	(73,618)
Reorganization expense	(214,000)
Other expenses	(157,888)
Total expenses	(10,376,289)
Net investment income (loss) before taxes	(10,375,331)
Deferred tax benefit	11,634,238
Current tax (expense)	(2,068)
Net investment income (loss)	1,256,839
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	18,325,294
Deferred tax (expense)/benefit	(6,956,654)
Net realized gain (loss) from investments	11,368,640
Change in net unrealized appreciation (depreciation) of investments before taxes	57,559,169
Deferred tax (expense)/benefit	(21,850,633)
Change in net unrealized appreciation (depreciation) of investments	35,708,536
Net realized and unrealized gain (loss)	47,077,176
Net increase (decrease) in net assets from operations	$48,334,015

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 11/30/12	For the Period 2/23/11 (commencement of operations) through 11/30/11
Operations
Net investment income (loss)	$1,256,839	$(5,516,747)
Net realized gain (loss) from investments	11,368,640	(19,664,936)
Change in net unrealized appreciation (depreciation) of investments	35,708,536	4,321,642
Net increase (decrease) in net assets from operations	48,334,015	(20,860,041)
Distributions to Shareholders
From net investment income	—	—
Return of capital	(34,970,800)	(22,473,984)
Decrease in net assets from distributions to shareholders	(34,970,800)	(22,473,984)
Fund Share Transactions
Issued in the Reorganization(1)	269,635,083	—
Proceeds from sale of shares, net of offering costs	—	450,006,600
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,466,629	3,131,769
Net increase (decrease) in net assets from Fund share transactions	273,101,712	453,138,369
Net increase (decrease) in net assets	286,464,927	409,804,344
Net assets at the beginning of period	409,904,619	100,275
Net assets at the end of period	$696,369,546	$409,904,619
Accumulated net investment income (loss), net of tax at the end of period	$10,924,536	$(5,516,747)

(1)  Refer to Footnote 1—General Information and Significant Accounting Policies, Fund Reorganization for further details.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows

Year Ended November 30, 2012

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$48,334,015
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(448,832,209)
Proceeds from sales of investments	316,369,763
Proceeds from (Purchase of) short-term investments, net	(7,011,858)
Proceeds from payment-in-kind distributions from MLPs	(984,249)
Return of capital distributions from MLPs	39,958,361
Assets and (Liabilities) acquired in the Reorganization, net(1)	(19,695,291)
(Increase) Decrease in:
Receivable for distributions from MLPs	(168,205)
Receivable for investments sold	(3,893,112)
Receivable for federal income tax	(54,384)
Other assets	(10,145)
Increase (Decrease) in:
Deferred tax liability, net	50,255,919
Payable for interest	110,663
Payable for state income tax	42,137
Accrued state franchise tax expense	(44,601)
Accrued management fees	348,320
Accrued Trustees fees	9,907
Accrued other expenses	650,414
Net realized (gain) loss from investments	(18,325,294)
Change in net unrealized (appreciation) depreciation of investments	(57,559,169)
Net cash provided by (used in) operating activities	(100,499,018)
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	3,189
Borrowings	132,000,000
Cash distributions paid to shareholders	(31,504,171)
Net cash provided by (used in) financing activities	100,499,018
Net Increase (Decrease) in cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—

(1)  Refer to Footnote 1—General Information and Significant Accounting Policies, Fund Reorganization for further details.

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the period ended was $2,223,367.

Non-cash operating activities included herein consist of payment-in-kind distributions of $984,249.

Non-cash financing activities not included herein consist of reinvestments of share distributions of $3,466,629.

See accompanying notes to financial statements.

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Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Year Ended 11/30:
2012		$17.22	$.05	$1.72	$1.77	$—	$(1.26)	$(1.26)	$—	$17.73	$18.28
2011	(f)	19.10	(.24)	(.65)	(.89)	—	(.95)	(.95)	(.04)	17.22	16.66
		Borrowings at the End of Period
		Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 11/30:
2012		$257,000	$3,710
2011	(f)	125,000	4,280

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Before Income Taxes/ Tax Benefit (Expense)(c)(e)				Ratios to Average Net Assets After Income Taxes/ Tax Benefit (Expense)(c)(d)(e)				Ratios to Average Net Assets
		Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate
Year Ended 11/30:
2012		17.87%	10.71%	$696,370	(2.10)%		(2.10)%		(5.58)%		.25%		(3.48)%	45%
2011	(f)	(11.94)	(4.76)	409,905	(1.78	)*	(1.78	)*	(1.78	)*	(1.78	)*	—	46

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(d)  Expenses ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(e)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Footnote 7– Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense and fees paid on borrowings as follows:

		Ratios of Borrowings Expense to Average Net Assets
Year Ended 11/30:
2012		(.49)%
2011	(f)	(.30	)*

(f)  For the period February 23, 2011 (commencement of operations) through November 30, 2011.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Energy MLP Total Return Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JMF."

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

Prior to its commencement of operations on February 24, 2011, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275, and the recording of the Fund's organizational expenses ($11,000) by the Adviser.

The Fund's investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships ("MLPs") in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Footnote 6 — Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Fund Reorganization

Effective prior to the opening of business on August 27, 2012, MLP & Strategic Equity Fund Inc. (MTP) ("MLP & Strategic Equity (MTP)") was reorganized into the Fund (the "Reorganization"). The Reorganization is intended to enhance the ability of the funds' shares to trade well in the secondary market and lower operating expenses by creating a larger, leveraged fund. At a special meeting of shareholders on July 12, 2012 and August 2, 2012, shareholders of the Fund and MLP & Strategic Equity Fund Inc. (MTP) approved the Reorganization, respectively.

Upon the closing of the reorganization, MLP & Strategic Equity (MTP) transferred its assets to the Fund in exchange for shares of the Fund and the assumption by the Fund of the liabilities of MLP & Strategic Equity (MTP). MLP & Strategic Equity (MTP) was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of MLP & Strategic Equity (MTP) became shareholders of the Fund. Holders of MLP & Strategic Equity (MTP) received newly issued shares of the Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the shares of MLP & Strategic Equity (MTP) held immediately prior to the Reorganization (including for this purpose fractional MLP & Strategic Equity (MTP) shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Further details of the Reorganization are described in Footnote 8—Fund Reorganization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no

Nuveen Investments

transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

The Fund may purchase both domestic and international MLPs. The Fund's investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the "MLP Entities"). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on an accrual basis.

The Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as "Distributions from MLPs" on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as "Return of capital on distributions from MLPs" on the Statement of Operations. For the fiscal year ended November 30, 2012, the Fund estimated and characterized 100% of its distributions from MLPs as return of capital.

Income Taxes

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for the Fund is 2.85%. The Fund may be subject to a 20% federal

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund's income tax provision consists of the following as of November 30, 2012:

Current tax expense (benefit):
Federal	$—
State	2,068
Total current tax expense (benefit)	$2,068
Deferred tax expense (benefit):
Federal	$15,698,338
State	1,474,711
Total deferred tax expense (benefit)	$17,173,049

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Description	Amount	Rate
Application of statutory income tax rate	$22,928,196	35.00%
State income taxes, net of federal benefit	1,870,592	2.85
Effect of permanent differences	71,460	0.11
Effect of valuation allowance	(7,695,551)	(11.75)
Effect of other items	420	—
Total income tax expense (benefit)	$17,175,117	26.21%

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs' taxable income in computing its own taxable income. The Fund's tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Fund's valuation allowance as of November 30, 2011 was released in the current year due to the significant realized and unrealized gain on investments generated during the current fiscal year.

Nuveen Investments

Components of the Fund's deferred tax assets and liabilities as of November 30, 2012, are as follows:

Description	Deferred Benefit (Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$17,443,966
Capital loss carryforward (tax basis)	956,046
Tax credit carryforward—AMT	531,948
Other	10,490
$18,942,450
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(67,991,558)
Net deferred taxes before valuation allowance	$(49,049,108)
Less: valuation allowance	(1,206,811)
Net deferred tax assets (liabilities)	$(50,255,919)
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$7,716,655
Provision to return	126,940
Valuation allowance adjustment due to the Reorganization	1,185,707
Release of valuation allowance	(7,716,655)
Change in state tax deferred rate	(105,836)
Balance at the end of period	$1,206,811

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At November 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$818,852,388
Gross unrealized:
Appreciation	$205,431,140
Depreciation	(22,936,605)
Net unrealized appreciation (depreciation) of investments	$182,494,535

At November 30, 2012, the Fund's tax year end, the Fund had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Expiration:
November 30, 2031	$4,531,934
November 30, 2032	40,782,309
Total	$45,314,243

At November 30, 2012, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration: November 30, 2016	$2,565,017

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund's quarterly distributions are set pursuant to a managed distribution program. Under that program, the Fund may source its distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from the Fund's investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since the Fund is

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

taxed as an ordinary "C" corporation). Currently, the Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components.

For purposes of determining the income tax characterization of the Fund's distributions, amounts in excess of the Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. The Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of the Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, the Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP which exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of the Fund's income tax basis in that MLP.

The character of the Fund's distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. The Fund's accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that 100% of the Fund's distributions during the fiscal year ended November 30, 2012, will be characterized for U.S. GAAP purposes as a return of capital.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended November 30, 2012.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value

Nuveen Investments

measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$971,405,728	$22,302,287	$—	$993,708,015
Short-Term Investments:
Repurchase Agreements	—	7,638,908	—	7,638,908
Total	$971,405,728	$29,941,195	$—	$1,001,346,923

*  Refer to the Fund's Portfolio of Investments for industry classifications and for breakdown of Master Limited Partnerships & MLP Affiliates classified as Level 2.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended November 30, 2012.

4. Fund Shares

Since the inception of the Fund's repurchase program, the Fund has not repurchased any of its outstanding shares.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Transactions in shares were as follows:

	Year Ended 11/30/12	For the Period 2/23/11 (commencement of operations) through 11/30/11
Shares:
Issued in the Reorganization(1)	15,269,786	—
Sold	—	23,610,000
Issued to shareholders due to reinvestment of distributions	203,061	184,996
	15,472,847	23,794,996

(1)  Refer to Footnote 1—General Information and Significant Accounting Policies, Fund Reorganization for further details.

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended November 30, 2012, were as follows:

Purchases	$448,832,209
Sales	316,369,763

6. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.9000%
For the next $500 million	.8750
For the next $500 million	.8500
For the next $500 million	.8250
For managed assets over $2 billion	.8000

Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the fund's use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with FAMCO MLP, a division of Advisory Research, Inc., a wholly-owned subsidiary of Piper Jaffray Companies, under which FAMCO MLP manages the investment portfolio of the Fund. FAMCO is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

7. Borrowing Arrangements

The Fund has entered into a $257 million (maximum commitment amount) prime brokerage facility ("Borrowings") with Deutsche Bank AG ("Deutsche Bank") as a means of financial leverage. During the fiscal year ended November 30, 2012, the Fund amended its Borrowings with Deutsche Bank and increased its maximum commitment amount from $130 million to $162 million on December 15, 2011, and from $162 million to $257 million on August 27, 2012. All other terms of the Borrowings remain unchanged. As of November 30, 2012, the Fund's outstanding balance on the Borrowings was $257 million.

During the fiscal year ended November 30, 2012, the average daily balance outstanding and average annual interest rate on the Borrowings was $178,726,776 and 1.30%, respectively.

In order to maintain the Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest expense incurred on the Borrowings is calculated at a rate per annum equal to 3-Month LIBOR (London Inter-bank Offered Rate) plus .85%. In addition, the Fund accrues a commitment fee of .50% per annum on the unused portion of the maximum commitment amount. The Fund also paid a .05% one-time set-up fee on each increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense, commitment and set-up fees incurred on the Borrowings are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

8. Fund Reorganization

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and MLP & Strategic Equity (MTP) shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. Prior to the closing of the Reorganization, MLP & Strategic Equity (MTP) distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to MLP & Strategic Equity (MTP) shareholders for federal income tax purposes.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The cost, fair value and net unrealized appreciation (depreciation) of the investments of MLP & Strategic Equity (MTP) as of the date of the Reorganization was as follows:

MLP & Strategic Equity (MTP)
Cost of investments	$228,628,929
Fair value of investments	305,909,381
Net unrealized appreciation (depreciation) of investments	77,280,452

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MLP & Strategic Equity (MTP) were carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Fund is the survivor. The shares outstanding, net assets and net asset value ("NAV") per share immediately before and after the Reorganization are as follows:

Prior to the Reorganization	MLP & Strategic Equity (MTP)	Nuveen Energy MLP Total Return Fund (JMF)
Shares outstanding	14,831,431	23,925,184
Net assets	$269,635,083	$422,472,616
NAV per share outstanding	$18.18	$17.66

Post Reorganization	Nuveen Energy MLP Total Return Fund (JMF)
Shares outstanding	39,194,970
Net assets	$692,107,699
NAV per share outstanding	$17.66

The beginning of the current fiscal period for MLP & Strategic Equity (MTP) was December 1, 2011.

Assuming the Reorganization had been completed on December 1, 2011, the beginning of the Fund's current fiscal period, the pro forma results of operations for the fiscal year ended November 30, 2012, are as follows:

Net investment income (loss)	$(20,326,010)
Net realized and unrealized gains (losses)	111,611,132
Change in net assets resulting from operations	91,285,122

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of MLP & Strategic Equity (MTP) that have been included in the Statement of Operations since the Reorganization was consummated.

In connection with the Reorganization, the Fund has established a reserve for certain associated costs and expenses. Such amounts are included as a component of "Accrued other expenses" on the Statement of Assets and Liabilities and "Reorganization expense" on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	215
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	215
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				215

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	215
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	215
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	215
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	215
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	215

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				215
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	215
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				215

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	115
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	115
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	215
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	215
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	215
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				215

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	215
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	215
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				215
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	215

(1)  The Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JMF	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-A-1112D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN ENERGY MLP TOTAL RETURN FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
November 30, 2012	$49,222	$7,500	$6,750	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

November 30, 2011	$48,718	$0	$17,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)   “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)   “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)   “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4)   “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
November 30, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

November 30, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
November 30, 2012	$6,750	$0	$0	$6,750
November 30, 2011	$17,500	$0	$0	$17,500

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, FAMCO MLP.  FAMCO MLP’s Proxy Voting Policies and Procedures are as follows:

A.            Statement of Policy

1.             It is the policy of FAMCO MLP to vote all proxies over which it has voting authority in the best interest of FAMCO MLP’s clients.

B.            Definitions

2.             By “best interest of FAMCO MLP’s clients,” FAMCO MLP means clients’ best economic interest over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.             By “material conflict of interest,” FAMCO MLP means circumstances when FAMCO MLP itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.            FAMCO MLP Invests With Managements That Seek Shareholders’ Best Interests

4.             Under its investment philosophy, FAMCO MLP generally invests client funds in a company only if FAMCO MLP believes that the company’s management seeks to serve shareholders’ best interests.  Because FAMCO MLP has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests.

5.             FAMCO MLP may periodically reassess its view of company managements.  If FAMCO MLP concludes that a company’s management no longer serves shareholders’ best interests, FAMCO MLP generally sells its clients’ shares of the company.  FAMCO MLP believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.  There are times when FAMCO MLP believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client’s shares.  In these circumstances, FAMCO MLP will vote contrary to management’s recommendations.

D.            FAMCO MLP’s Proxy Voting Procedures

6.             When companies in which FAMCO MLP has invested client funds issue proxies, FAMCO MLP routinely votes the proxies as recommended by management, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interest of FAMCO MLP’s clients.

7.             If FAMCO MLP has decided to sell the shares of a company, whether because of concerns about the company’s management or for other reasons, FAMCO MLP generally abstains from voting proxies issued by the company after FAMCO MLP has made the decision to sell.  FAMCO MLP generally will not notify clients when this type of routine abstention occurs.

8.             FAMCO MLP also may abstain from voting proxies in other circumstances.  FAMCO MLP may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements.  FAMCO MLP generally will not notify clients when this type of routine abstention occurs.

9.             The procedures in this policy apply to all proxy voting matters over which FAMCO MLP has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.            Alternative Procedures for Potential Material Conflicts of Interest

10.          In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAMCO MLP, an appearance might arise of a potential conflict between FAMCO MLP’s interests and the interests of affected clients in how the proxies of that issuer are voted.

11.a.       When FAMCO MLP itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAMCO MLP’s interests and clients’ interests may appear to exist, FAMCO MLP generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management.  Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAMCO MLP may use to assist in voting proxies.  FAMCO MLP generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest.  FAMCO MLP will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

11.b.       In unusual cases, FAMCO MLP may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAMCO MLP to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAMCO MLP generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.            Other Exceptions

12.          On an exceptions basis, FAMCO MLP may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G.            Voting by Client Instead of FAMCO MLP

13.          A FAMCO MLP client may vote its own proxies instead of directing FAMCO MLP to do so.  FAMCO MLP recommends this approach if a client believes that proxies should be voted based on political or social interests.

14.          FAMCO MLP generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAMCO MLP’s guidelines or with the client’s best economic interest in FAMCO MLP’s view.

15.          FAMCO MLP generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.            Persons Responsible for Implementing FAMCO MLP’s Policy

16.          FAMCO MLP’s proxy voting staff has primary responsibility for implementing FAMCO MLP’s proxy voting procedures, including ensuring that proxies are timely submitted.  FAMCO MLP also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

17.          FAMCO MLP’s proxy voting staff will routinely confer with FAMCO MLP’s Chief Investment Officer if there is a proxy proposal which would result in a vote against management.

I.             Recordkeeping

18.          FAMCO MLP or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i)  Copies of all proxy voting policies and procedures;

(ii)  Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)  Records of proxy votes cast on behalf of clients;

(iv)  Documents prepared by FAMCO MLP that are material to a decision on how to vote or memorializing the basis for a decision;

(v)  Written client requests for proxy voting information, and (vi) written responses by FAMCO MLP to written or oral client requests.

19.          FAMCO MLP will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAMCO MLP relies on the service provider to maintain related records.

20.          FAMCO MLP or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

21.          All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAMCO MLP or a service provider for the first two years).

J.             Availability of Policy and Proxy Voting Records to Clients

22.          FAMCO MLP will initially inform clients of this policy and how a client may learn of FAMCO MLP’s voting record for the client’s securities through summary disclosure in Part II of FAMCO MLP’s Form ADV.  Upon receipt of a client’s request for more information, FAMCO MLP will provide to the client a copy of this proxy voting policy and/or how FAMCO MLP voted proxies for the client during the period since this policy was adopted.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged FAMCO MLP (also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

A. PORTFOLIO MANAGER BIOGRAPHIES

The following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA — Managing Director, Chief Investment Officer-MLPs

Mr. Cunnane is the Managing Director and Chief Investment Officer of FAMCO MLP.  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined the FAMCO MLP team  in 1996 and currently serves as a portfolio manager for two publicly traded closed-end  mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the Nuveen Energy MLP Total Return Fund.  He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.   Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder.  He serves on the finance council and  investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley — Managing Director, Senior Portfolio Manager

Mr. Kiley is the Managing Director and Senior Portfolio Manager of FAMCO MLP and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.  He joined the FAMCO MLP team in 2005.  Prior to joining the FAMCO MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the Nuveen Energy MLP Total Return Fund.  He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

B. OTHER ACCOUNTS

Other Accounts Managed by Portfolio Manager(s) or Management team member as of November 30, 2012

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James Cunnane	3	4	413	0	1	0
	$1,177,892,698	$27,359,908	$1,015,325,920	$0	$16,967,727	$0

Quinn T. Kiley	3	4	413	0	1	0
	$1,177,892,698	$27,359,908	$1,015,325,920	$0	$16,967,727	$0

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

D. FUND MANAGER COMPENSATION

The primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

Annual Bonus. The portfolio manager’s annual bonus is determined by a combination of profitability of the FAMCO MLP products and individual performance. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from FAMCO MLP’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray companies stock.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

E. OWNERSHIP OF JMF AS OF NOVEMBER 30, 2012:

The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Portfolio Manager as of November 30, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Cunnane, Jr.	None
Quinn T. Kiley	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 7, 2013